As filed with the Securities and Exchange Commission on September 11, 2003

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2003

W. R. BERKLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-7849	22-1867895

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Steamboat Road, Greenwich, CT	06830

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(203) 629-3000

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
UNDERWRITING AGREEMENT
FORM OF SECOND SUPPLEMENTAL INDENTURE
OPINION OF WILLKIE FARR & GALLAGHER LLP
COMPUTATION OF EARNINGS TO FIXED CHARGES RATIO

Item 5.  Other Events

     Certain exhibits are filed herewith in connection with the Prospectus Supplement dated September 9, 2003 to the Prospectus dated June 7, 2002, filed as part of the Registration Statement on Form S-3 (Registration No. 333-88920; declared effective on June 7, 2002) filed by W. R. Berkley Corporation (the “Company”) with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture relating to Senior Debt Securities, dated as of February 14, 2003, between the Company and The Bank of New York, as trustee (the “Trustee”).

     On September 9, 2003, the Company executed an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated. Pursuant to the Underwriting Agreement, the Company is issuing $150,000,000 principal amount of its 5.125% Senior Notes due 2010 (the “Securities”) under the Indenture, as amended by a Second Supplemental Indenture, to be dated as of September 12, 2003 (the “Second Supplemental Indenture”). The Underwriting Agreement, the form of the Indenture and the Second Supplemental Indenture, an opinion of Willkie Farr & Gallagher LLP, counsel to the Company, and the Computation of Earnings to Fixed Charges Ratio are filed as exhibits hereto and are incorporated herein by reference. The form of the Securities is included as Exhibit A to the form of the Second Supplemental Indenture.

Item 7.  Financial Statements and Exhibits

          (a) Financial statements of businesses acquired:

                     None.

          (b) Pro forma financial information:

                     None.

          (c) Exhibits:

1	Underwriting Agreement, dated as of September 9, 2003, between the Company and Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated

4.1	Form of Indenture between the Company and the Trustee*

4.2	Form of Second Supplemental Indenture between the Company and the Trustee, including form of the securities as Exhibit A

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the legality of the securities

12	Computation of Earnings to Fixed Charges Ratio

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 hereto)

*	Incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated February 11, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. R. BERKLEY CORPORATION

By	/s/ Eugene G. Ballard

	Name: Title:	Eugene G. Ballard Senior Vice President, Chief Financial Officer and Treasurer

Date: September 11,  2003

EXHIBIT INDEX

Exhibit:

1	Underwriting Agreement, dated as of September 9, 2003, between the Company and Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated

4.1	Form of Indenture between the Company and the Trustee*

4.2	Form of Second Supplemental Indenture between the Company and the Trustee, including form of the securities as Exhibit A

5.1	Opinion of Willkie Farr & Gallagher LLP regarding the legality of the securities

12	Computation of Earnings to Fixed Charges Ratio

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 hereto)

*	Incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K, dated February 11, 2003.